Exhibit 10.2

Execution Version

SECURITY AGREEMENT

Dated as of February 26, 2025

among

The Grantors referred to herein,

as Grantors

and

CITIBANK, N.A.,

as Collateral Agent

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Schedules:

Schedule I	—	Location, Chief Executive Office, Type Of Organization, Jurisdiction Of Organization or Incorporation, Tax Identification Number and Trade Names
Schedule II	—	Pledged Interests and Pledged Debt
Schedule III	—	Patents, Trademarks, and Copyrights
Schedule IV	—	[Reserved]
Schedule V	—	Equipment and Inventory

Exhibits:

Exhibit A	—	Form of Security Agreement Supplement
Exhibit B	—	Form of Intellectual Property Security Agreement
Exhibit C	—	Form of Intellectual Property Security Agreement Supplement

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SECURITY AGREEMENT dated as of February 26, 2025 (as amended, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), among Kaman Corporation, a Connecticut corporation (“Kaman”), Quantic Electronics, LLC, a Delaware limited liability company (“Quantic”), Quantic Corporate Holdings, Inc., a Delaware corporation (“Quantic CH”), Qnnect, LLC, a Delaware limited liability company (“Qnnect”), Sanders Industries Holdings, Inc., a Delaware corporation (“Sanders”; collectively with Kaman, Quantic, Quantic CH and Qnnect, the “Borrowers” and each, a “Borrower”), Ovation Parent, Inc., a Delaware corporation (“Kaman Holdings”), Hawkeye MidCo, LLC, a Delaware limited liability company (“Quantic Holdings”), Connector Intermediate HoldCo, LLC, a Delaware limited liability company (“Qnnect Holdings”) and SI Intermediate Holding, Inc., a Delaware corporation (“Sanders Holdings”; collectively with Kaman Holdings, Quantic Holdings and Qnnect Holdings, the “Holding Companies” and each, a “Holding Company”), the other Persons listed on the signature pages hereof (the “Subsidiary Grantors”), the Additional Grantors (as defined below) from time to time party hereto (the Borrowers, Holding Companies, the Subsidiary Grantors and such Additional Grantors, collectively, the “Grantors”), and Citibank, N.A., as collateral agent (in such capacity, together with any successor collateral agent, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement (as defined below)).

PRELIMINARY STATEMENTS

(1) The Holding Companies and the Borrowers have entered into a Credit Agreement, dated of even date herewith (as amended, restated, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time (including any increases of the principal amount outstanding thereunder), the “Credit Agreement”), with Citibank, N.A., as Administrative Agent, Collateral Agent and L/C Issuer, and the other parties party thereto, pursuant to which the Lenders have agreed to make Term Loans and Revolving Credit Loans (including Swing Line Loans) from time to time, the L/C Issuers have agreed to issue Letters of Credit from time to time, in each case, upon the terms and subject to the conditions expressly set forth therein, one or more Hedge Banks may enter into Secured Hedge Agreements with any Loan Party or any Restricted Subsidiary from time to time, one or more Cash Management Banks may enter into Secured Cash Management Agreements with any Loan Party or any Restricted Subsidiary from time to time and one or more Third Party Letter of Credit Issuers may issue Secured Third Party Letters of Credit at the request of any Loan Party or any Restricted Subsidiary from time to time.

(2) Pursuant to the Credit Agreement, the Grantors are entering into this Agreement in order to grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in the Collateral (as defined below).

(3) It is a condition precedent to the making of the initial Credit Extensions under the Credit Agreement on the Closing Date that the Grantors shall have granted the security interests and made the pledges contemplated by this Agreement substantially concurrently with the initial Credit Extensions.

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(4) Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents and the other Secured Documents (as defined herein).

(5) Capitalized terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement. Further, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC are used in this Agreement as such terms are defined in such Article 8 or 9 (including, without limitation, Accounts, Certificated Security, Chattel Paper, Commodity Account, Commodity Contract, Deposit Accounts, Documents, Equipment, Financial Assets, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Securities Accounts, Securities Intermediary, Security, Security Entitlements and Supporting Obligations). Sections 1.02, 1.05, 1.07 and 1.08 of the Credit Agreement shall apply here mutatis mutandis.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans from time to time, the L/C Issuers to issue Letters of Credit from time to time, the Hedge Banks to enter into Secured Hedge Agreements from time to time, the Cash Management Banks to enter into Secured Cash Management Agreements from time to time and the Third Party Letter of Credit Issuers to issue Secured Third Party Letters of Credit from time to time, each Grantor hereby agrees with the Collateral Agent for the benefit of the Secured Parties as follows:

Section 1. Grant of Security. As security for the payment or performance, as the case may be, in full of the Secured Obligations (as defined below), each Grantor hereby collaterally assigns and pledges to the Collateral Agent (and its successors and permitted assigns), for the benefit of the Secured Parties, and each Grantor hereby grants to the Collateral Agent (and its successors and permitted assigns), for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising, including all accessions thereto and products and proceeds thereof (collectively, the “Collateral”):

(a) all Accounts;

(b) all cash and Cash Equivalents;

(c) all Chattel Paper;

(d) [reserved];

(e) all Deposit Accounts;

(f) all Documents;

(g) all Equipment;

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(h) [reserved];

(i) all General Intangibles;

(j) all Goods;

(k) all Instruments;

(l) all Inventory;

(m) all Letter-of-Credit Rights;

(n) the following (the “Security Collateral”):

(i) all indebtedness from time to time owed to such Grantor, including, without limitation, the indebtedness set forth opposite such Grantor’s name on and otherwise described on Schedule II (as such Schedule II may be supplemented from time to time by supplements to this Agreement) (all such indebtedness being the “Pledged Debt”), and the instruments and promissory notes, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt; provided, that, notwithstanding the foregoing, except for purposes of this clause (n)(i), the term “Pledged Debt” shall not include (A) any indebtedness that is represented or evidenced by an instrument having an aggregate principal amount that is not greater than $50,000,000 and (B) any short-term intercompany current liabilities incurred in the ordinary course of business and consistent with past practice in connection with the cash management operations of the Borrowers and their Restricted Subsidiaries (collectively, such instruments and intercompany current liabilities, “Immaterial Pledged Debt”) (it being acknowledged and agreed, for the avoidance of doubt, that, notwithstanding this proviso, “Collateral” and “Security Collateral” shall include Immaterial Pledged Debt);

(ii) all Equity Interests of any Person from time to time acquired, owned or held directly by such Grantor in any manner, including, without limitation, the Equity Interests owned or held by each Grantor set forth opposite such Grantor’s name on and otherwise described on Schedule II and identified as pledged hereunder (as such Schedule II may be supplemented from time to time by supplements to this Agreement) (all such Equity Interests being the “Pledged Interests”), and the certificates, if any, representing such shares or units or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all warrants, rights or options issued thereon or with respect thereto; provided that, for the avoidance of doubt, such Grantor shall not be required to pledge, and the terms “Pledged Interests” and “Security Collateral” used in this Agreement shall not include, any Equity Interests that constitute Excluded Property; provided, further, that, notwithstanding the foregoing, except for purposes of this clause

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(n)(ii), the term “Pledged Interests” shall not include any Equity Interests of (x) any Person that is not a Subsidiary (such Equity Interests, “JV Equity Interests”) or (y) any Restricted Subsidiary that is not a Material Subsidiary (such Equity Interests, “Immaterial Subsidiary Interests”) (it being acknowledged and agreed, for the avoidance of doubt, that, notwithstanding this proviso, “Collateral” and “Security Collateral” shall include JV Equity Interests and Immaterial Subsidiary Interests); and

(iii) all Investment Property and all Financial Assets, and all dividends, distributions, returns of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange therefor and all warrants, rights or options issued thereon or with respect thereto;

(o) all contracts and agreements between any Grantor and one or more additional parties (including, without limitation, any Swap Contracts, licensing agreements and any partnership agreements, joint venture agreements, limited liability company agreements) and the IP Agreements (as defined below), in each case as such agreements may be amended, restated, amended and restated, supplemented or otherwise modified from time to time (collectively, the “Assigned Agreements”), including, without limitation, all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements (all such Collateral being the “Agreement Collateral”);

(p) the following (collectively, excluding clause (viii) below, the “Intellectual Property Collateral”):

(i) all patents, patent applications, utility models, statutory invention registrations and all inventions claimed or disclosed therein and all improvements thereto (“Patents”);

(ii) all trademarks, trademark applications, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered (provided that no security interest shall be granted in United States intent-to-use trademark applications prior to the filing and acceptance of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, to the extent that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law), together, in each case, with the goodwill symbolized thereby (“Trademarks”);

(iii) all copyrights, including, without limitation, copyrights in Computer Software (as defined below), internet websites and the content thereof, whether registered or unregistered (“Copyrights”);

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(iv) all computer software, programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware and documentation and materials relating thereto, together with any and all maintenance rights, service rights, programming rights, hosting rights, test rights, improvement rights, renewal rights and indemnification rights and any substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing (“Computer Software”);

(v) all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, databases and data, including, without limitation, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, and all other intellectual, industrial and intangible property of any type, including, without limitation, industrial designs and mask works;

(vi) all registrations and applications for registration for any of the foregoing, including, without limitation, those registrations and applications for registration at the U.S. Patent and Trademark Office (the “USPTO”) and the U.S. Copyright Office (the “USCO”) set forth in Schedule III hereto (as such Schedule III may be supplemented from time to time by supplements to this Agreement, each such supplement being substantially in the form of Exhibit C hereto (an “IP Security Agreement Supplement”) executed by such Grantor to the Collateral Agent from time to time), together with all reissues, divisions, continuations, continuations-in- part, extensions, renewals and reexaminations thereof;

(vii) all rights in the foregoing corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(viii) all agreements granting to any Grantor, or pursuant to which any Grantor grants to any other Person rights in any of the foregoing (“IP Agreements”); and

(ix) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages;

(q) all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of such Grantor pertaining to any of the Collateral;

(r) all other tangible and intangible personal property of whatever nature whether or not covered by Article 9 of the UCC; and

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(s) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and Supporting Obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and Supporting Obligations that constitute property of the types described in clauses (a) through (r) of this Section 1), and, to the extent not otherwise included, all payments under insurance covering any Collateral (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral;

provided that notwithstanding anything to the contrary contained in the foregoing clauses (a) through (s), the security interest created by this Agreement shall not extend to, and the terms “Collateral,” “Security Collateral,” “Agreement Collateral,” “Intellectual Property Collateral,” “Pledged Interests,” “Pledged Debt” and other terms defining the components of the Collateral in the foregoing clauses (a) through (s) shall not include Excluded Property; provided, further, that immediately upon the ineffectiveness, lapse or termination of any restriction or condition covering, or resulting in, any asset or other property of a Grantor constituting Excluded Property, the Collateral shall (in the absence of any other applicable limitation) include, and such Grantor shall be deemed to have granted a security interest in, such Grantor’s right, title and interest in and to such asset or other property and such asset or other property shall no longer constitute Excluded Property; provided, further, that notwithstanding anything to the contrary contained in the foregoing clauses (a) through (s) or anything else to the contrary, no Grantor shall be required to (x) take any action or enter into any agreement in contravention of the Perfection Exceptions, (y) make any filing with respect to any Intellectual Property Collateral other than filing a UCC financing statement and the recordation of the IP Security Agreement (and any IP Security Agreement Supplement) at the USPTO or USCO or (z) take any action to perfect any security interest in any JV Equity Interests, any Immaterial Subsidiary Interests or Immaterial Pledged Debt, in each case, other than by the filing of a UCC financing statement; provided, further, that notwithstanding the foregoing or anything else to the contrary, in no event shall the assets of (including Equity Interests held by) (A) any Non-U.S. Subsidiary or any direct or indirect Subsidiary of a Non-U.S. Subsidiary or (B) any FSHCO or any direct or indirect Subsidiary of a FSHCO (or other Excluded Property) constitute security for payment of the Obligations of the Borrowers, in each case, unless such Non-U.S. Subsidiary is an Elected Loan Party.

Section 2. Security for Obligations. Without limiting the specific limitations contained herein and in the Credit Agreement with respect to the application of the proceeds of the Collateral to the Obligations, this Agreement secures, in the case of each Grantor, the payment of all Obligations now or hereafter existing under the Loan Documents, any Letters of Credit, any Secured Cash Management Agreement, any Secured Hedge Agreement or any Secured Third Party Letters of Credit (the Loan Documents, Letters of Credit, Secured Cash Management Agreements, Secured Hedge Agreements and Secured Third Party Letters of Credit, collectively, the “Secured Documents”) (as such Secured Documents may be amended, restated, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time (including any increases of the principal amount outstanding thereunder)), (all such Obligations being the “Secured Obligations”). Without limiting the generality of the foregoing, this Agreement secures, as

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to each Grantor, the payment of all amounts that constitute part of the Secured Obligations that would be owed by such Grantor to any Secured Party under the Secured Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party. Notwithstanding anything herein to the contrary, (a) Secured Obligations of any Loan Party under any Secured Cash Management Agreement, Secured Hedge Agreement or Secured Third Party Letter of Credit shall be secured hereunder only to the extent that, and for so long as, the other Secured Obligations are secured hereunder and (b) the Secured Obligations with respect to any Grantor shall not include Excluded Swap Obligations of such Grantor.

Section 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, each Grantor shall remain liable under its contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Secured Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 4. Delivery and Control of Security Collateral. (a) All certificates, if any, representing or evidencing the Pledged Interests and all instruments representing or evidencing the Pledged Debt shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto (in accordance with Section 6.16 of the Credit Agreement) and, with respect to such Pledged Interests or Pledged Debt acquired after the date hereof or owned or held by a Grantor formed after the date hereof, within ninety (90) days of such acquisition or formation (or such later date as the Collateral Agent may agree in its reasonable discretion) shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent. If an Event of Default shall have occurred and be continuing under Section 8.01 of the Credit Agreement and the Collateral Agent shall have given three (3) Business Days’ prior written notice to the Grantor which is the holder of such Security Collateral of its intent to exercise remedies, the Collateral Agent shall have the right at any time, in its discretion, to (i) transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights and other voting rights specified in Section 10(a), (ii) exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations and (iii) convert Security Collateral consisting of Financial Assets credited to any Securities Account to Security Collateral consisting of Financial Assets held directly by the Collateral Agent, and to convert Security Collateral consisting of Financial Assets held directly by the Collateral Agent to Security Collateral consisting of Financial Assets credited to any Securities Account.

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(b) Subject to Section 10(a), if an Event of Default shall have occurred and be continuing under Section 8.01 of the Credit Agreement and the Collateral Agent shall have given three (3) Business Days’ prior written notice to the Grantor which is the holder of such Security Collateral of its intent to exercise remedies, with respect to any Security Collateral in which any Grantor has any right, title or interest and that (i) is a certificated security, promptly upon the request of the Collateral Agent, such Grantor will notify each issuer thereof that such Pledged Interests are subject to the security interests granted hereunder or (ii) is an uncertificated security, promptly upon the request of the Collateral Agent, such Grantor will cause the issuer thereof (or if the issuer thereof is not a Wholly Owned Subsidiary, use commercially reasonable efforts to cause the issuer thereof) either (A) to register the Collateral Agent as the registered owner of such security or (B) to agree in an authenticated record with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor, such authenticated record to be in form and substance reasonably satisfactory to the Collateral Agent; provided, that any issuer that is a Grantor hereby agrees that upon the occurrence and during the continuation of an Event of Default, it will comply with the instructions of the Collateral Agent with respect to Equity Interests in such Grantor that constitute Security Collateral without further consent by the applicable owner or holder of such Security Collateral.

(c) Each Grantor agrees that to the extent each interest in any limited liability company or limited partnership controlled now or in the future by such Grantor and pledged hereunder is a “security” within the meaning of Article 8 of the UCC and is governed by Article 8 of the UCC, (i) such interest shall be certificated and (ii) each such interest shall at all times hereafter continue to be such a security and represented by such certificate unless such Grantor provides (x) written notification to the Collateral Agent that such interest is not a “security” within the meaning of Article 8 of the UCC and (y) evidence thereof that is reasonably requested, and thereafter the Collateral Agent shall promptly return any certificate (and related instrument of transfer or assignment) representing such interest to Grantor. Each Grantor further acknowledges and agrees that with respect to any interest in any limited liability company or limited partnership controlled now or in the future by such Grantor and pledged hereunder that is not a “security” within the meaning of Article 8 of the UCC, such Grantor shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the UCC, nor shall such interest be represented by a certificate, unless such Grantor provides written notification to the Collateral Agent of such election and such interest is thereafter represented by a certificate that is promptly delivered to the Collateral Agent pursuant to and in accordance with the terms hereof.

(d) If an Event of Default shall have occurred and be continuing under Section 8.01 of the Credit Agreement and the Collateral Agent shall have given three (3) Business Days’ prior written notice to the applicable Grantor of its intent to exercise remedies, promptly upon the request of the Collateral Agent, such Grantor will notify each issuer of Pledged Debt that such Pledged Debt is subject to the security interests granted hereunder.

Section 5. [Reserved].

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Section 6. Representations and Warranties. Each Grantor represents and warrants to the Collateral Agent and each Secured Party as follows (it being understood that none of the following applies to Excluded Property):

(a) as of the Closing Date (or, in the case of an Additional Grantor, as of the date of the Security Agreement Supplement with respect to such Additional Grantor), (i) such Grantor’s exact legal name, as defined in Section 9-503(a) of the UCC, type of organization, jurisdiction of organization or incorporation, organizational identification number (if any) and taxpayer identification number (if any) are correctly set forth in Schedule I hereto (as such Schedule I may be supplemented from time to time by supplements to this Agreement), (ii) such Grantor is located (within the meaning of Section 9-307 of the UCC) and has its chief executive office in the state or jurisdiction set forth in Schedule I hereto and (iii) such Grantor has no trade names other than as listed on Schedule I hereto and, within the 5 years preceding the Closing Date (or, in the case of an Additional Grantor, as of the date of the Security Agreement Supplement with respect to such Additional Grantor), has not changed its name, location, chief executive office, type of organization, jurisdiction of organization or incorporation, organizational identification number (if any) or taxpayer identification number (if any) from those set forth on Schedule I;

(b) All of the Equipment and Inventory (other than (i) Equipment or Inventory in transit, (ii) Equipment or Inventory in the possession of third parties for repair or refurbishment, (iii) Equipment or Inventory in the possession of third party processors or consisting of demonstration units, (iv) Equipment or Inventory at job sites, or (v) Equipment or Inventory in the possession of employees in the ordinary course of business) of such Grantor located in the United States, in each case, with value (individually and together with the value of all Equipment and Inventory of all other Grantors located at the same location) in excess of $20,000,000 are located at the locations of such Grantor specified on Schedule V hereto, as of the date hereof.

(c) All Pledged Interests consisting of certificated securities and all Pledged Debt have been or will be delivered to the Collateral Agent in accordance herewith and with the Credit Agreement;

(d) such Grantor is the legal and beneficial owner of the Collateral granted or purported to be granted by it free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement, the other Loan Documents and other Permitted Liens;

(e) (i) the Pledged Interests pledged by such Grantor on the Closing Date (or, in the case of an Additional Grantor, as of the date of the Security Agreement Supplement with respect to such Additional Grantor) in respect of the Obligations constitute the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Schedule II hereto, which schedule correctly represents as of the date hereof, all Pledged Interests, and with respect thereto, the issuer, the certificate number, if any, the Grantor and the record owner, the number and class and the percentage pledged of such class, (ii) no amount payable under or in connection with any of the Pledged Debt is evidenced by an instrument other than such instruments indicated on Schedule II, which schedule

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correctly represents the issuers thereof, the initial principal amount, the Grantor and holder and date of issuance of such Pledged Debt, and (iii) as of the Closing Date (or, in the case of an Additional Grantor, as of the date of the Security Agreement Supplement with respect to such Additional Grantor), the Pledged Interests pledged by such Grantor hereunder have been validly issued and, in the case of Pledged Interests issued by a corporation, are fully paid and non-assessable (to the extent such concepts are applicable in the relevant jurisdiction) and, in the case of Pledged Debt among the Grantors and their Subsidiaries, are legal, valid and binding obligations of the issuers thereof, subject to the Legal Reservations;

(f) such Grantor has full power, authority and legal right to pledge all the Collateral pledged by such Grantor pursuant to this Agreement and upon the filing of appropriate financing statements under the UCC and the recordation of the IP Security Agreement (as defined below) with the USPTO and the USCO and the taking of possession or control by the Collateral Agent of such Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Collateral Agent to the extent required by this Agreement), all actions necessary to perfect the security interest, so far as perfection is possible under relevant law, in the Collateral of such Grantor created under this Agreement with respect to which a Lien may be perfected by filing or possession or control pursuant to the UCC or 35 U.S.C. §261, 15 U.S.C. §1060 or 17 U.S.C. §205 subject to the terms of this Agreement shall have been duly made or taken and are in full force and effect, and this Agreement, subject to the Legal Reservations, creates in favor of the Collateral Agent for the benefit of the Secured Parties a valid, enforceable and, together with such filings and other actions, perfected, so far as perfection is possible under relevant law, first priority security interest in such Collateral of such Grantor (subject to the Perfection Exceptions and Permitted Liens), securing the payment of the Secured Obligations;

(g) except as would not reasonably be expected to have a Material Adverse Effect:

(i) to the knowledge of any Grantor, the conduct of the business of such Grantor as currently conducted does not infringe upon, misappropriate, dilute or otherwise violate the intellectual property rights of any third party;

(ii) the Grantors are the exclusive owners of the entire right, title and interest in and to each item of the Intellectual Property Collateral, including those set forth on Schedule III, and are entitled to use all Intellectual Property Collateral subject only to the terms of the IP Agreements;

(iii) as of the Closing Date (or, in the case of an Additional Grantor, as of the date of the Security Agreement Supplement with respect to such Additional Grantor), the Intellectual Property Collateral set forth on Schedule III hereto includes (x) all of the registrations or pending applications for registration in the USPTO of Patents and Trademarks and (y) all of the registrations or pending applications for registration in the USCO of Copyrights owned by any Grantor (collectively, the “Registered Intellectual Property Collateral”), as well as all of the IP Agreements that are exclusive licenses to United States registered Copyrights;

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(iv) to the knowledge of any Grantor, the Registered Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable in whole or part;

(v) to the knowledge of any Grantor, no Person is engaging in any activity that infringes, misappropriates, dilutes or otherwise violates the Intellectual Property Collateral owned by such Grantor; and

(vi) no claim has been made for which a proceeding is ongoing (A) alleging that the conduct of such Grantor’s business infringes upon, misappropriates, dilutes or otherwise violates the intellectual property rights of any third party or (B) challenging the validity or enforceability of any Intellectual Property Collateral owned by such Grantor.

Section 7. Further Assurances. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary or that the Collateral Agent may reasonably request, in order to grant, preserve, perfect and/or protect any pledge or security interest granted or purported to be granted by such Grantor hereunder or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor, in each case, subject to the Perfection Exceptions and in a manner not in violation of any intercreditor agreement entered into by the Collateral Agent in accordance with Section 9.15 of the Credit Agreement. Without limiting the generality of the foregoing, each Grantor will, upon the Collateral Agent’s reasonable request, promptly with respect to Collateral of such Grantor, subject to Section 6.16 of the Credit Agreement: (i) if any such Pledged Debt shall be evidenced by a promissory note or other instrument, deliver and pledge to the Collateral Agent hereunder such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Agent; (ii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be reasonably necessary, or as the Collateral Agent may reasonably request, in order to perfect and preserve the perfected security interest granted or purported to be granted by such Grantor hereunder; (iii) deliver and pledge to the Collateral Agent for the benefit of the Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank (to the extent required to be pledged pursuant to this Agreement); and (iv) deliver to the Collateral Agent evidence that all other action (subject to the Perfection Exceptions) that the Collateral Agent may reasonably require from time to time in order to grant, preserve, perfect and protect the security interest granted or purported to be granted by such Grantor under this Agreement has been taken in each case, in a manner not in violation of any intercreditor agreement entered into by the Collateral Agent in accordance with Section 9.15 of the Credit Agreement.

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(b) Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect) of such Grantor, whether now owned or hereafter acquired, wherever located, and whether now or hereafter existing or arising in each case without the signature of such Grantor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(c) At the time of delivery of the Compliance Certificate covering the annual financial statements with respect to the preceding fiscal year pursuant to Section 6.02(a) of the Credit Agreement, the Borrower Representative shall update Schedules II and III of this Agreement with any changes since the Closing Date or the delivery of the Compliance Certificate covering the previous annual financial statements, as applicable, or confirm that there have been no such changes during such period.

Section 8. Post-Closing Changes; Collections on Assigned Agreements and Accounts. (a) No Grantor will divide or transfer its assets pursuant to a plan of division, or an LLC Division or LP Division, or change its name, type of organization, jurisdiction of organization or incorporation, taxpayer identification number (if any) or chief executive office from those referred to in Section 6(a) of this Agreement without promptly (and in any event, within thirty (30) days (or such longer period as the Collateral Agent may agree to in its reasonable discretion) following such change) giving written notice to the Collateral Agent and taking all action reasonably required by the Collateral Agent for the purpose of maintaining the perfection and priority of the security interest created by this Agreement.

(b) Except as otherwise provided in this Section 8(b), each Grantor will continue to collect, at its own expense, all amounts due or to become due to such Grantor under its Accounts. In connection with such collections, such Grantor may take (and, at the Collateral Agent’s direction during the continuation of an Event of Default, shall take) such commercially reasonable action as such Grantor (or, during the continuation of an Event of Default, the Collateral Agent) may deem necessary or advisable to enforce collection thereof; provided, however, that, upon prior written notice to the Borrower Representative from the Collateral Agent stating that the Collateral Agent intends to exercise its rights pursuant to this Section 8(b), during the continuation of an Event of Default, the Collateral Agent shall have the right at any time, in its discretion, to notify the obligors under any Accounts of the assignment of such Accounts to the Collateral Agent and to direct such obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent and, upon such prior written notice to the Borrower Representative and at the expense of such Grantor, to enforce collection of any such Accounts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Accounts, including, without limitation, those rights set forth in Section 9-607 of the UCC. During the continuation of an Event of Default, following delivery of the written notice to the Borrower Representative referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including, without limitation, instruments) received by such Grantor in respect of the Accounts of such Grantor shall be

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received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be either (A) released to such Grantor to the extent permitted under the terms of the Credit Agreement so long as no Event of Default shall have occurred and be continuing or (B) if an Event of Default shall have occurred and be continuing, applied as provided in Section 8.04 of the Credit Agreement and (ii) except with the consent of the Collateral Agent, such Grantor will not adjust, settle or compromise the amount or payment of any Account, release wholly or partly any obligor thereof, or allow any credit or discount thereon.

Section 9. As to Intellectual Property Collateral. (a) Except as would not reasonably be expected to have a Material Adverse Effect, with respect to each item of its Registered Intellectual Property Collateral, each Grantor agrees to take, at its expense, all commercially reasonable steps, including, without limitation, in the USPTO and the USCO, to (i) maintain the validity and enforceability of such Intellectual Property Collateral and maintain such Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance of each Patent, Trademark, or Copyright registration or application, now or hereafter included in such Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the USPTO and the USCO, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the Lanham Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings.

(b) Except as would not reasonably be expected to have a Material Adverse Effect, each Grantor shall use proper statutory notice in connection with its use of Intellectual Property Collateral registered with, issued by, or applied for with the USPTO or USCO that is material to the business of the Borrowers and their Restricted Subsidiaries. Except as would not be reasonably expected to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Registered Intellectual Property Collateral may lapse or become invalid or unenforceable or placed in the public domain.

(c) Notwithstanding the foregoing, each Grantor may refrain from taking, or shall be permitted to take, as the case may be, any actions otherwise prohibited or required by the foregoing clauses (a) and (b) of this Section 9 with respect to Intellectual Property Collateral which it determines in its good faith, commercially reasonable business judgment not to be useful to the business of the Borrowers and their Restricted Subsidiaries or worth protecting or maintaining (including without limitation by abandoning, failing to defend or maintain, causing any such Intellectual Property Collateral to become unenforceable, abandoned, invalidated or publicly available or otherwise disposing of any such Intellectual Property Collateral).

(d) With respect to its Registered Intellectual Property Collateral, each Grantor agrees to execute or otherwise authenticate an agreement, in substantially the form set forth in Exhibit B hereto (an “IP Security Agreement”), for recording the security interest granted hereunder to the Collateral Agent in such Registered Intellectual Property Collateral with the USPTO and the USCO.

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(e) Without limiting Section 1, each Grantor agrees that should it obtain an ownership interest in any item of the type set forth in Section 1(p) that is not, as of the Closing Date (or, in the case of an Additional Grantor, as of the date of the Security Agreement Supplement with respect to such Additional Grantor), a part of the Intellectual Property Collateral (“After- Acquired Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of Trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto. Each Grantor shall, to the extent required pursuant to Section 6.12 of the Credit Agreement, execute and deliver to the Collateral Agent, or otherwise authenticate, an IP Security Agreement Supplement covering such After-Acquired Intellectual Property which IP Security Agreement Supplement shall be recorded promptly by such Grantor with the USPTO and the USCO.

(f) At such time as the Collateral Agent is lawfully entitled to exercise its rights and remedies under Section 14 and solely during the continuation of an Event of Default, each Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor (to be exercised in good faith) no less than the standards used by Grantor’s historic use to avoid the risk of invalidation of such Trademarks, to use, assign or sublicense any Intellectual Property Collateral in which such Grantor has rights wherever the same may be located, including, without limitation, in such license access to (i) all media in which any of the licensed items may be recorded or stored, and (ii) copies of all Computer Software used for compilation or print-out. The license granted under this Section is to enable the Collateral Agent to exercise its rights and remedies under Section 14 and for no other purpose and, with respect to any Intellectual Property Collateral not owned by a Grantor, is subject to any restrictions set forth in any applicable IP Agreement (provided, that such restrictions did not arise in contemplation hereof). For the avoidance of doubt, at the time of the release of the Liens as set forth in Section 19, the license granted to the Collateral Agent pursuant to this Section 10(f) shall automatically and immediately terminate; provided, however, that any assignment, license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon each Grantor notwithstanding any subsequent cure of an Event of Default.

Section 10. Voting Rights; Dividends; Etc. (a) Except during the continuance of an Event of Default under Section 8.01 of the Credit Agreement and after receipt by the Borrower Representative of three (3) Business Days’ prior written notice from the Collateral Agent stating that the Collateral Agent intends to exercise its rights pursuant to Section 10(b)(i):

(i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided, however, that such Grantor will not exercise or refrain from exercising any such right in a manner prohibited by the Loan Documents;

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(ii) each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents, including any and all:

(A) dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

(B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus and

(C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral,

(iii) in the case of the foregoing clause (A), any such property distributed in respect of any Security Collateral shall be deemed to constitute acquired property and shall be forthwith delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement or other instrument) in accordance with the terms of this Agreement and the provisions of Section 6.12 of the Credit Agreement and (y) in the case of the foregoing clauses (B) and (C), any such cash distributed in respect of any Security Collateral shall be subject to the provisions of the Credit Agreement applicable to the proceeds of a Disposition of property; and

(iv) the Collateral Agent will promptly execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

(b) During the continuance of an Event of Default under Section 8.01 of the Credit Agreement and after receipt by the Borrower Representative of three (3) Business Days’ prior written notice from the Collateral Agent stating that the Collateral Agent intends to exercise its rights pursuant to Section 10(b)(i):

(i) all rights of each Grantor (1) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 10(a)(i) shall cease and (2) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 10(a)(ii) shall automatically cease, and all such rights shall

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thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions; and

(ii) all dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 10(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

Section 11. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Agent as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, solely upon the occurrence and during the continuance of an Event of Default and following any required written notice to the Grantors, in the Collateral Agent’s discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement (in accordance with this Agreement and each other applicable Loan Document), including, without limitation:

(a) to obtain and adjust insurance required to be paid to the Collateral Agent;

(b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c) to receive, indorse and collect any drafts or other instruments, documents and Chattel Paper, in connection with clause (a) or (b) above; and

(d) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Collateral Agent with respect to any of the Collateral.

Section 12. Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein after the expiration or termination of any applicable cure or grace periods, the Collateral Agent may, after providing prior notice to such Grantor of its intent to do so, but without any obligation to do so, itself perform, or cause performance of, such agreement, and the reasonable and documented out-of-pocket expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under Section 15.

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Section 13. The Collateral Agent’s Duties. (a) The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care with respect to the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Article IX of the Credit Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in Article IX of the Credit Agreement.

(b) The Secured Parties and the Collateral Agent have no obligation to keep Collateral in their possession identifiable. The Collateral Agent has no obligation to collect dividends, distributions or interest payable on, or exercise any option or right in connection with any Collateral. Subject to Section 13(a), the Collateral Agent has no obligation to protect or preserve any Collateral from depreciating in value or becoming worthless and is released from all responsibility for any loss of value, whether such Collateral is in the possession of, is a security entitlement of, or is subject to the control of, the Collateral Agent, a securities intermediary, the Grantor or any other person.

(c) The Collateral Agent may from time to time, when the Collateral Agent deems it to be necessary, appoint one or more subagents (each a “Subagent”) for the Collateral Agent hereunder with respect to all or any part of the Collateral. In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Agreement to have been made to such Subagent, in addition to the Collateral Agent, for the benefit of the Secured Parties, as security for the Secured Obligations, (ii) such Subagent shall automatically be vested, in addition to the Collateral Agent, with all duties, rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Collateral, and (iii) the term “Collateral Agent,” when used herein in relation to any duties, rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.

Section 14. Remedies. During the continuation of an Event of Default, subject to any prior notice to the Borrower Representative as required hereunder:

(a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith,

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assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Accounts and the other Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to accounts containing Cash Collateral and (C) exercise all other rights and remedies with respect to the Assigned Agreements, the Accounts and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC, in each case in accordance with the other provisions of this Agreement. Each Grantor agrees that, to the extent notice of sale shall be required by Law, at least ten (10) Business Days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) After the Collateral Agent has given written notice to the applicable Grantor of its intent to exercise remedies, all payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).

(c) The Collateral Agent may, without notice to any Grantor except as required by Law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to any Deposit Account of a Grantor that is not an Exempt Deposit Account (and provided that such funds do not constitute Excluded Property with respect to the Obligations at issue). For purposes of this Agreement, the term “Exempt Deposit Account” shall mean any Deposit Account owned by or in the name of a Loan Party with respect to which such Loan Party is acting as a fiduciary for another Person who is not a Loan Party and any Excluded Accounts.

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(d) Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 15) in whole or in part by the Collateral Agent against, all or any part of the Secured Obligations, in the manner set forth in Section 8.04 of the Credit Agreement. Notwithstanding the foregoing, if intercreditor arrangements have been entered into in accordance with Section 9.15 of the Credit Agreement among the holders of the Secured Obligations and holders of any other Indebtedness permitted under the Credit Agreement which provides for the application of proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral, then such proceeds may be applied pursuant to the terms of such intercreditor arrangements.

(e) In the event of any sale or other disposition (including pursuant to a plan of division, LLC Division or LP Division) of any of the Intellectual Property Collateral of any Grantor, the goodwill symbolized by any Trademarks subject to such sale or other disposition shall be included therein, and such Grantor shall supply to the Collateral Agent or its designee such Grantor’s know-how and expertise, and documents and things relating to any Intellectual Property Collateral subject to such sale or other disposition, and such Grantor’s customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of such Grantor.

(f) If the Collateral Agent shall determine to exercise its right to sell all or any of the Security Collateral of any Grantor pursuant to this Section 14, each Grantor agrees that, upon request of the Collateral Agent, such Grantor will, at its own expense, do or cause to be done all such other acts and things as may be necessary to make such sale of such Security Collateral or any part thereof valid and binding and in compliance with applicable Law.

(g) Subject to Section 10.08 of the Credit Agreement, the Collateral Agent is authorized, in connection with any sale of the Security Collateral pursuant to this Section 14, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral: (i) any registration statement or prospectus, and all supplements and amendments thereto; (ii) any information and projections; and (iii) any other information in its possession, in each case of clauses (i), (ii) and (iii), relating to such Security Collateral.

(h) Except as otherwise provided in any Loan Documents, with the written consent of the Administrative Agent and the Required Lenders, to the extent permitted by any such requirement of Law (including, without limitation, Section 9-610 of the UCC), the Collateral Agent (or any other Person on its behalf) may bid for and become the purchaser (and may pay all or any portion of the purchase price by crediting Obligations against the purchase price) of the Collateral or any item thereof, offered for Disposition in accordance with this Section 14 without accountability to the relevant Grantor.

(i) Each Grantor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Secured Parties by reason of the failure by such Grantor to perform any of the covenants contained in Section 14(f) above and, consequently, agrees that, if such Grantor shall fail to perform any of such covenants, it will pay, as liquidated damages and not as a penalty, an amount equal to the value of the Security Collateral on the date the Collateral Agent shall demand compliance with Section 14(f) above, which, for the avoidance of doubt, such amount shall not exceed the outstanding amount of the Secured Obligations at such time.

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Section 15. Expenses. (a) Each Grantor will within 30 days (or such longer period as the Collateral Agent may agree to in its reasonable discretion) after invoiced or written demand therefor (with a reasonably detailed invoice with respect thereto) pay to the Collateral Agent the amount of any and all reasonable and documented out-of-pocket expenses, including, without limitation, the reasonable and documented out-of-pocket fees and expenses of its counsel that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or the other Secured Parties hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof, in each case, in the manner and to the extent reimbursable by the Borrowers pursuant to Section 10.04 of the Credit Agreement.

(b) The parties hereto agree that the Collateral Agent shall be entitled to the benefits of, and the Grantors shall jointly and severally have the indemnification obligations of the Borrowers described in Section 10.05 of the Credit Agreement.

(c) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Secured Documents. The provisions of this Section 15 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, any resignation of the Collateral Agent, or any investigation made by or on behalf of the Collateral Agent or any Secured Party. Subject to and in accordance with the terms of Section 10.04 of the Credit Agreement, the Grantors shall pay or reimburse the Collateral Agent and each Secured Party, as applicable, for all amounts due under this Section 15.

Section 16. Amendments; Waivers; Additional Grantors; Etc. (a) Subject to Section 10.01 of the Credit Agreement, no amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent and the Borrower Representative, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that the addition of any Additional Grantor pursuant to Section 16(b) and the release of any Lien or any Grantor or Borrower pursuant to Section 19 shall not require receipt of any consent from or execution of any documentation by any other Grantor party hereto. No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

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(b) Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a “Security Agreement Supplement”), (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement, the other Loan Documents and any Secured Cash Management Agreement, Secured Hedge Agreement or Secured Third Party Letter of Credit, to “Grantor” shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement, the other Loan Documents and any Secured Cash Management Agreement, Secured Hedge Agreement or Secured Third Party Letter of Credit, to “Collateral” shall also mean and be a reference to the Collateral of such Additional Grantor, and (ii) the supplemental Schedules I through V attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I through V, respectively, hereto, and the Collateral Agent may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.

Section 17. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including electronic mail, telegraphic, telecopy or telex communication or facsimile transmission) and emailed, mailed, telegraphed, telecopied, telexed, faxed or delivered to it, if to any Grantor, addressed to it in care of the Borrower Representative at the Borrower Representative’s address specified on Schedule 10.02 of the Credit Agreement, or if to the Collateral Agent, at its address specified on Schedule 10.02 of the Credit Agreement. All such notices and other communications shall be deemed to be given or made at such time as shall be set forth in Section 10.02 of the Credit Agreement. Delivery by telecopier or in .pdf or similar format by electronic mail of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Security Agreement Supplement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.

Section 18. Continuing Security Interest; Assignments under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the termination of the Aggregate Commitments and the payment in full in cash of the Secured Obligations (other than contingent indemnification obligations as to which no claim has been asserted and obligations and liabilities under Secured Cash Management Agreements, Secured Hedge Agreements and Secured Third Party Letters of Credit) and the termination or expiration without any pending drawings of all Letters of Credit (other than Letters of Credit which have been Cash Collateralized or as to which arrangements satisfactory to the L/C Issuer that issued such Letter of Credit shall have been made), (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors and permitted transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 10.07 of the Credit Agreement. No Grantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Collateral Agent, other than pursuant to a transaction permitted by the Credit Agreement and consummated in accordance with the terms and conditions contained therein.

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Section 19. Release; Termination. (a) Upon any sale, transfer or other disposition of any item of Collateral of any Grantor permitted by, and in accordance with, the terms of the Loan Documents to a Person that is not a Loan Party or in connection with any other release of the Liens on the Collateral provided for in Section 9.11 of the Credit Agreement, such Collateral shall be automatically and without further action released from the security interests created by this Agreement. Upon the release of any Guarantor or Borrower from its obligations under the applicable Guaranty in accordance with Section 9.11(c) of the Credit Agreement, such Guarantor or Borrower shall be automatically and without further action released from this Agreement. The Collateral Agent will, at such Grantor’s expense, execute and deliver without recourse and without any representation or warranty of any kind (either express or implied) to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral, Guarantor or Borrower from the assignment and security interest granted hereby in accordance with the terms hereof, the other Loan Documents and Section 9.11 of the Credit Agreement; provided, that upon the Collateral Agent’s reasonable request, the Borrower Representative shall have delivered to the Administrative Agent and the Collateral Agent a certificate of a Responsible Officer of the Borrower Representative certifying that any such transaction has been consummated in compliance with the Credit Agreement and the other Loan Documents and that such release is permitted hereby and thereby.

(b) Upon the termination of the Aggregate Commitments and the payment in full in cash of the Secured Obligations (other than contingent indemnification obligations as to which no claim has been asserted and obligations and liabilities under Secured Cash Management Agreements, Secured Hedge Agreements and Secured Third Party Letters of Credit) and the termination or expiration without any pending drawings of all Letters of Credit (other than Letters of Credit which have been Cash Collateralized or as to which arrangements satisfactory to the L/C Issuer that issued such Letter of Credit shall have been made), the pledge and security interests granted hereby shall automatically terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Collateral Agent will, at the applicable Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(c) Notwithstanding anything to the contrary, in the event of any conflict between the terms of any of this Section 19 and Section 9.11 of the Credit Agreement the terms of such Section 9.11 of the Credit Agreement shall govern and control.

Section 20. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or in .pdf or similar format by electronic mail shall be effective as delivery of an original executed

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counterpart of this Agreement. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to this Agreement and the transactions contemplated hereby, shall be deemed to include electronic signature, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 21. [Reserved].

Section 22. Governing Law; Jurisdiction; Etc.

(a) Sections 10.15 (Governing Law; Jurisdiction; Etc.), 10.16 (Service of Process) and 10.17 (Waiver of Right to Trial by Jury) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

Section 23. Obligations Absolute. All obligations of each Grantor hereunder shall be absolute and unconditional irrespective of:

(a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Grantor;

(b) any lack of validity or enforceability of the Credit Agreement or any other Loan Document, or any other agreement or instrument relating thereto;

(c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any other Loan Document or any other agreement or instrument relating thereto;

(d) any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations; or

(e) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Credit Agreement or any other Loan Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 16 hereof.

Section 24. Intercreditor Agreement. Notwithstanding any provision to the contrary in this Agreement (but without expanding the scope of the Collateral as set forth in this Agreement and the Credit Agreement), the lien and security interest granted to the Collateral Agent, for the benefit of the Secured Parties, herein and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of any intercreditor agreement entered into by the Collateral Agent in accordance with Section 9.15 of the Credit Agreement. In the event of any conflict or inconsistency between the provisions of any intercreditor agreement entered into by the Collateral Agent in accordance with Section 9.15 of the Credit Agreement and this Agreement, the provisions

23

of such intercreditor agreement shall prevail. Notwithstanding the foregoing, each Grantor expressly acknowledges and agrees that any intercreditor agreement entered into by the Collateral Agent in accordance with Section 9.15 of the Credit Agreement is solely for the benefit of the parties thereto, and that notwithstanding the fact that the exercise of certain of the Collateral Agent’s and the other Secured Parties’ rights under this Agreement and the other Loan Documents may be subject to such intercreditor agreement entered into by the Collateral Agent in accordance with Section 9.15 of the Credit Agreement, no action taken or not taken by the Collateral Agent or any other Secured Party in accordance with the terms of any other intercreditor agreement entered into by the Collateral Agent in accordance with Section 9.15 of the Credit Agreement shall constitute, or be deemed to constitute, a waiver by the Collateral Agent or any other Secured Party of any rights such Person has with respect to any Grantor under any Loan Document and except as specified herein, nothing contained in such intercreditor agreement entered into by the Collateral Agent in accordance with Section 9.15 of the Credit Agreement shall be deemed to modify any of the provisions of this Agreement and the other Loan Documents, which, as among the other Grantors, the Collateral Agent and the other Secured Parties, shall remain in full force and effect.

Section 25. Marshaling. Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Collateral Agent’s rights and remedies under this Security Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

OVATION PARENT, INC., as a Grantor

By:	/s/ Joseph Salsbury
Name: Joseph Salsbury
Title: Chief Financial Officer and Secretary

HAWKEYE MIDCO, LLC, as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer

CONNECTOR INTERMEDIATE HOLDCO, LLC,

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer

SI INTERMEDIATE HOLDING, INC., as a Grantor

By:	/s/ Laura Siegal
Name: Laura Siegal
Title: Chief Financial Officer and Secretary

[Signature Page to Security Agreement]

KAMAN CORPORATION, as a Grantor

By:	/s/ Joseph Salsbury
Name: Joseph Salsbury
Title: Chief Financial Officer and Secretary

QUANTIC ELECTRONICS, LLC, as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer

QUANTIC CORPORATE HOLDINGS, INC., as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer

QNNECT, LLC, as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer

SANDERS INDUSTRIES HOLDINGS, INC., as a Grantor

By:	/s/ Laura Siegal
Name: Laura Siegal
Title: Chief Financial Officer and Secretary

[Signature Page to Security Agreement]

PAKTRON HOLDINGS LLC, as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer, Treasurer and Secretary

PAKTRON LLC, as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer, Treasurer and Secretary

EVANS CAPACITOR COMPANY, LLC, as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer

OHMEGA TECHNOLOGIES, LLC, as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Vice President

TECHNICAL RESEARCH AND MANUFACTURING, INC., as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Treasurer

[Signature Page to Security Agreement]

PLANAR MONOLITHICS INDUSTRIES, INC., as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Secretary

CORRY MICRONICS, LLC, as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Secretary

RAZOR HOLDINGS LLC, as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer and Treasurer

RAZOR ACQUISITIONCO, INC., as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer and Treasurer

PSSC HOLDING CO., as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer, Treasurer and Secretary

[Signature Page to Security Agreement]

BEI PRECISION SYSTEMS & SPACE COMPANY, INC., as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer, Treasurer and Secretary

WENZEL ASSOCIATES, INC., as a Grantor

By:	/s/ Joe Svoboda
Name: Joe Svoboda
Title: Chief Executive Officer and President

MICROWAVE DYNAMICS, LLC, as a Grantor

By:	/s/ Joe Svoboda
Name: Joe Svoboda
Title: Chief Executive Officer and President

TANTALUM PELLET COMPANY, LLC, as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer, Treasurer and Secretary

M WAVE DESIGN LLC, as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer, Treasurer and Secretary

[Signature Page to Security Agreement]

UNION TECHNOLOGY CORP., as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer, Treasurer and Secretary

LEGACY TECHNOLOGIES, LLC, as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer

EDINBURGH CONNECTOR COMPANY, LLC, as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer

CUSTOM INTERCONNECTS, LLC, as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer

OHIO ASSOCIATED ENTERPRISES, LLC, as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer

[Signature Page to Security Agreement]

PACIFIC AEROSPACE & ELECTRONICS, LLC, as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer

LITRON, LLC, as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer

HSG INTERMEDIATE HOLDCO, LLC, as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer

HERMETIC SOLUTIONS GROUP INC., as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer

FILCONN, LLC, as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer

[Signature Page to Security Agreement]

HI-REL UK HOLDCO, LLC, as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer

HI-REL GROUP, LLC, as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer

SINCLAIR MANUFACTURING COMPANY, LLC, as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer

HI-REL CANADA ACQUISITION CORP LLC, as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer

CRISKTEK INTERCONNECTS, LLC, as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer

[Signature Page to Security Agreement]

HI-REL PRODUCTS, LLC, as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer

AKROFIRE, LLC, as a Grantor

By:	/s/ Laura Siegal
Name: Laura Siegal
Title: Chief Financial Officer and Secretary

SEAL SCIENCE, INC., as a Grantor

By:	/s/ Laura Siegal
Name: Laura Siegal
Title: Chief Financial Officer and Secretary

INTERNATIONAL RUBBER PRODUCTS, INC., as a Grantor

By:	/s/ Laura Siegal
Name: Laura Siegal
Title: Chief Financial Officer and Secretary

KDL PRECISION MOLDING LLC, as a Grantor

By:	/s/ Laura Siegal
Name: Laura Siegal
Title: Chief Financial Officer and Secretary

[Signature Page to Security Agreement]

WAGNER RUBBER PRODUCTS, INC., as a Grantor

By:	/s/ Laura Siegal
Name: Laura Siegal
Title: Chief Financial Officer and Secretary

MIKRON RUBBER PRODUCTS CORP., as a Grantor

By:	/s/ Laura Siegal
Name: Laura Siegal
Title: Chief Financial Officer and Secretary

VIKING RUBBER PRODUCTS, INC., as a Grantor

By:	/s/ Laura Siegal
Name: Laura Siegal
Title: Chief Financial Officer and Secretary

MIKRON PMP LLC, as a Grantor

By:	/s/ Laura Siegal
Name: Laura Siegal
Title: Chief Financial Officer and Secretary

RUBBERCRAFT CORPORATION OF CALIFORNIA, LTD., as a Grantor

By:	/s/ Laura Siegal
Name: Laura Siegal
Title: Chief Financial Officer and Secretary

[Signature Page to Security Agreement]

SHS 16, LLC, as a Grantor

By:	/s/ Laura Siegal
Name: Laura Siegal
Title: Chief Financial Officer and Secretary

RMB ACQUISITION CORP., as a Grantor

By:	/s/ Laura Siegal
Name: Laura Siegal
Title: Chief Financial Officer and Secretary

RMB PRODUCTS, as a Grantor

By:	/s/ Laura Siegal
Name: Laura Siegal
Title: Chief Financial Officer and Secretary

ON DEMAND MANUFACTURING, INC., as a Grantor

By:	/s/ Laura Siegal
Name: Laura Siegal
Title: Chief Financial Officer and Secretary

[Signature Page to Security Agreement]

SWIFT TEXTILE METALIZING LLC, as a Grantor

By:	/s/ Laura Siegal
Name: Laura Siegal
Title: Chief Financial Officer and Secretary

SWIFTTEX, LLC, as a Grantor

By:	/s/ Laura Siegal
Name: Laura Siegal
Title: Chief Financial Officer and Secretary

ADVANCED DEFENSE SOLUTIONS TECHNOLOGIES, LLC, as a Grantor

By:	/s/ Laura Siegal
Name: Laura Siegal
Title: Chief Financial Officer and Secretary

MAST TECHNOLOGIES, LLC, as a Grantor

By:	/s/ Laura Siegal
Name: Laura Siegal
Title: Chief Financial Officer

SPIRA MANUFACTURING CORPORATION, as a Grantor

By:	/s/ Laura Siegal
Name: Laura Siegal
Title: w

[Signature Page to Security Agreement]

KAMAN AEROSPACE GROUP, INC., as a Grantor

By:	/s/ Joseph Salsbury
Name: Joseph Salsbury
Title: Chief Financial Officer and Secretary

KAMAN ACQUISITION USA, INC., as a Grantor

By:	/s/ Joseph Salsbury
Name: Joseph Salsbury
Title: Chief Financial Officer and Secretary

BAL SEAL ENGINEERING, LLC, as a Grantor

By:	/s/ Joseph Salsbury
Name: Joseph Salsbury
Title: Chief Financial Officer and Secretary

KAMAN AEROSPACE CORPORATION., as a Grantor

By:	/s/ Joseph Salsbury
Name: Joseph Salsbury
Title: Chief Financial Officer and Secretary

[Signature Page to Security Agreement]

EXTEX ENGINEERED PRODUCTS, INC., as a Grantor

By:	/s/ Joseph Salsbury
Name: Joseph Salsbury
Title: Chief Financial Officer and Secretary

KAMATICS CORPORATION, as a Grantor

By:	/s/ Joseph Salsbury
Name: Joseph Salsbury
Title: Chief Financial Officer and Secretary

TWAIN ACQUISITION, LLC, as a Grantor

By:	/s/ Joseph Salsbury
Name: Joseph Salsbury
Title: Chief Financial Officer and Secretary

TRANSCON TECHNOLGIES, LLC, as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer

X-MICROWAVE, LLC, as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer, Treasurer and Secretary

[Signature Page to Security Agreement]

TICER TECHNOLOGIES, LLC., as a Grantor

By:	/s/ Kristin Gawlik
Name: Kristin Gawlik
Title: Chief Financial Officer

[Signature Page to Security Agreement]

CITIBANK, N.A., as Collateral Agent

By:	/s/ Savino Figliuolo
Name: Savino Figliuolo
Title: Authorized Signer

[Signature Page to Security Agreement]

Schedule I to the

Security Agreement

LOCATION, CHIEF EXECUTIVE OFFICE, TYPE OF ORGANIZATION,

JURISDICTION OF ORGANIZATION OR INCORPORATION,

TAX IDENTIFICATION NUMBER AND TRADE NAMES

Schedule II to the

Security Agreement

PLEDGED INTERESTS AND PLEDGED DEBT

Schedule III to the

Security Agreement

PATENTS, TRADEMARKS AND COPYRIGHTS

Schedule IV to the

Security Agreement

COMMERCIAL TORT CLAIMS

Schedule V to the

Security Agreement

EQUIPMENT AND INVENTORY

Exhibit A to the

Security Agreement

FORM OF SECURITY AGREEMENT SUPPLEMENT

Exhibit B to the

Security Agreement

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

Exhibit C to the

Security Agreement

FORM OF INTELLECTUAL PROPERTY AGREEMENT SUPPLEMENT